CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Decision One Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 19.7% of the mortgage loans do not provide for any payments of principal in the first five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,620
Total Outstanding Loan Balance	$268,848,834*	Min	Max
Average Loan Current Balance	$165,956	$13,278	$748,870
Weighted Average Original LTV	80.9%**
Weighted Average Original CLTV	90.1%
Weighted Average Coupon	6.85%	5.14%	11.84%
Arm Weighted Average Coupon	6.83%
Fixed Weighted Average Coupon	7.13%
Weighted Average Margin	5.84%	4.14%	9.44%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% Silent Second	47.6%
% First Liens	99.6%
% Second Liens	0.4%
% Arms	92.3%
% Fixed	07.7%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$273,000,000] of the total [$1,500,000,100] deal collateral will be comprised of Decision One loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
5.01 - 5.50	33	7,086,038	2.6	5.37	79.8	668	44.1
5.51 - 6.00	190	38,606,428	14.4	5.85	80.3	664	43.4
6.01 - 6.50	336	62,356,974	23.2	6.31	79.5	647	41.6
6.51 - 7.00	423	70,333,955	26.2	6.77	80.9	632	41.1
7.01 - 7.50	225	34,215,567	12.7	7.27	82.1	615	41.7
7.51 - 8.00	193	31,641,240	11.8	7.79	83.3	603	41.3
8.01 - 8.50	84	12,367,315	4.6	8.27	81.9	573	39.9
8.51 - 9.00	71	8,593,734	3.2	8.78	80.2	567	37.7
9.01 - 9.50	19	1,574,702	0.6	9.25	79.0	568	36.2
9.51 - 10.00	19	1,240,184	0.5	9.84	80.7	589	34.5
10.01 - 10.50	8	318,342	0.1	10.27	88.3	589	36.7
10.51 - 11.00	11	314,957	0.1	10.80	95.8	607	41.3
11.01 - 11.50	6	160,350	0.1	11.30	100.0	610	40.5
11.51 - 12.00	2	39,049	0.0	11.66	100.0	609	46.3
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
501 - 525	20	2,665,539	1.0	8.44	74.9	523	39.5
526 - 550	62	10,042,832	3.7	8.19	74.6	538	42.1
551 - 575	122	18,782,831	7.0	7.79	78.9	565	40.8
576 - 600	332	48,487,941	18.0	7.11	80.5	589	41.6
601 - 625	332	51,445,308	19.1	6.89	80.5	614	41.7
626 - 650	346	55,872,421	20.8	6.59	80.9	639	40.7
651 - 675	205	39,693,469	14.8	6.55	82.8	662	40.7
676 - 700	98	21,187,974	7.9	6.42	83.2	686	44.4
701 - 725	39	8,199,542	3.0	6.20	84.1	713	43.1
726 - 750	30	6,230,494	2.3	6.17	81.4	737	42.4
751 - 775	21	3,737,519	1.4	6.21	82.2	762	40.6
776 - 800	10	1,624,398	0.6	6.22	81.1	782	40.2
801 - 825	3	878,567	0.3	6.04	83.8	811	40.6
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	42	1,236,408	0.5	10.22	96.1	625	40.7
50,001 - 100,000	375	29,335,762	10.9	7.24	80.1	617	38.5
100,001 - 150,000	471	58,377,281	21.7	6.95	80.8	623	41.1
150,001 - 200,000	315	54,909,625	20.4	6.79	80.1	623	41.1
200,001 - 250,000	157	35,036,720	13.0	6.79	80.5	629	42.3
250,001 - 300,000	102	27,883,380	10.4	6.68	80.7	629	43.3
300,001 - 350,000	62	20,236,948	7.5	6.52	81.2	645	43.2
350,001 - 400,000	43	16,172,339	6.0	6.63	83.2	653	42.9
400,001 - 450,000	22	9,279,872	3.5	6.74	84.1	656	41.6
450,001 - 500,000	19	9,168,869	3.4	6.80	81.3	641	42.1
500,001 - 550,000	3	1,565,215	0.6	6.98	74.6	656	41.7
550,001 - 600,000	5	2,812,338	1.0	7.47	80.3	640	44.6
650,001 - 700,000	2	1,362,707	0.5	6.93	88.1	675	39.5
700,001 - 750,000	2	1,471,370	0.5	6.49	86.0	668	29.4
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	22	2,834,379	1.1	7.15	43.1	598	36.5
50.001 - 55.000	11	1,837,429	0.7	6.57	53.2	623	38.2
55.001 - 60.000	15	3,519,318	1.3	6.69	58.2	598	42.4
60.001 - 65.000	20	3,546,921	1.3	7.00	63.0	580	37.9
65.001 - 70.000	47	8,208,455	3.1	7.09	68.1	595	39.4
70.001 - 75.000	84	13,422,523	5.0	7.55	74.2	583	40.1
75.001 - 80.000	948	149,615,944	55.7	6.57	79.9	638	42.5
80.001 - 85.000	135	26,997,962	10.0	7.37	84.6	610	40.2
85.001 - 90.000	257	50,561,136	18.8	7.08	89.4	640	40.5
90.001 - 95.000	39	6,633,280	2.5	7.02	94.6	655	41.5
95.001 - 100.000	42	1,671,487	0.6	9.60	99.8	636	38.3
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	258	44,126,804	16.4	7.31	81.8	625	42.6
1	28	5,542,310	2.1	6.97	83.5	646	40.3
2	1,125	188,470,637	70.1	6.74	80.5	630	41.3
3	209	30,709,084	11.4	6.88	81.8	630	41.4
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	1,054	156,412,966	58.2	6.85	81.5	621	42.0
Reduced	320	57,917,780	21.5	6.75	80.9	654	41.2
Stated Income / Stated Assets	246	54,518,088	20.3	6.98	79.5	630	40.5
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	1,587	262,907,914	97.8	6.84	80.8	629	41.6
Second Home	7	1,730,316	0.6	6.82	89.3	677	33.1
Investor	26	4,210,604	1.6	7.44	82.7	648	40.3
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	165	47,826,698	17.8	6.41	80.7	647	42.2
Florida	137	25,370,064	9.4	7.00	80.4	633	40.8
Arizona	92	14,730,235	5.5	7.03	80.2	621	40.4
Maryland	65	12,586,665	4.7	6.78	77.9	612	44.2
Minnesota	71	12,135,339	4.5	6.78	78.7	641	42.6
Virginia	63	11,363,025	4.2	7.17	82.9	628	42.7
Illinois	51	10,048,315	3.7	7.12	83.0	627	42.5
Michigan	79	9,711,456	3.6	6.84	81.1	623	41.1
Wisconsin	72	9,505,595	3.5	7.07	81.7	620	41.3
Missouri	75	9,375,321	3.5	6.98	82.0	618	40.4
New Jersey	41	9,215,185	3.4	7.26	78.8	627	43.1
Ohio	80	8,898,511	3.3	6.67	81.7	624	40.3
North Carolina	68	8,441,552	3.1	7.13	81.5	616	41.0
Pennsylvania	66	7,623,043	2.8	7.14	79.7	614	38.4
Georgia	53	7,622,322	2.8	6.86	81.7	622	41.1
Other	442	64,395,509	24.0	6.86	81.7	630	41.0
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	782	116,103,986	43.2	6.72	81.6	643	42.2
Refinance - Rate Term	171	29,081,096	10.8	6.60	79.8	629	42.8
Refinance - Cashout	667	123,663,752	46.0	7.04	80.6	617	40.6
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 2/28	1,392	235,949,214	87.8	6.85	80.9	628	41.5
Arm 3/27	73	12,136,981	4.5	6.52	81.3	653	41.6
Fixed Balloon 15/30	36	1,053,930	0.4	10.33	99.8	635	39.8
Fixed Rate	119	19,708,709	7.3	6.96	80.5	635	41.2
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	1,373	221,554,386	82.4	6.87	80.9	627	41.5
PUD	122	24,398,450	9.1	6.78	81.0	628	40.9
Condo	91	15,463,400	5.8	6.71	81.7	663	42.0
2 Family	25	5,338,766	2.0	6.94	79.3	645	42.5
3-4 Family	9	2,093,833	0.8	6.57	82.4	707	41.8
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
4.01 - 4.50	32	6,956,701	2.8	5.37	79.6	666	44.2
4.51 - 5.00	180	36,631,967	14.8	5.85	80.2	664	43.6
5.01 - 5.50	316	57,779,018	23.3	6.30	79.6	647	41.7
5.51 - 6.00	378	62,284,914	25.1	6.76	81.1	631	41.1
6.01 - 6.50	216	32,770,761	13.2	7.26	81.8	615	41.4
6.51 - 7.00	170	28,488,096	11.5	7.77	82.9	602	41.5
7.01 - 7.50	75	11,214,493	4.5	8.27	82.1	570	40.5
7.51 - 8.00	70	9,050,476	3.6	8.68	80.9	571	37.9
8.01 - 8.50	17	1,819,104	0.7	8.93	80.9	580	30.5
8.51 - 9.00	9	912,567	0.4	9.77	72.3	564	34.0
9.01 - 9.50	2	178,098	0.1	10.25	79.2	534	35.9
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
16 - 18	16	2,598,795	1.0	7.64	84.1	591	38.8
19 - 21	221	34,218,031	13.8	6.98	80.8	623	42.5
22 - 24	1,155	199,132,388	80.3	6.81	80.8	630	41.4
31 - 33	14	2,101,050	0.8	6.61	81.5	649	40.0
34 - 36	59	10,035,931	4.0	6.50	81.3	654	41.9
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	33	7,086,038	2.9	5.37	79.8	668	44.1
11.51 - 12.00	185	37,515,340	15.1	5.85	80.2	663	43.5
12.01 - 12.50	314	57,491,431	23.2	6.30	79.6	646	41.7
12.51 - 13.00	380	62,518,201	25.2	6.77	81.1	631	41.1
13.01 - 13.50	213	32,084,399	12.9	7.27	81.8	615	41.4
13.51 - 14.00	170	28,944,490	11.7	7.79	83.0	602	41.5
14.01 - 14.50	80	11,864,085	4.8	8.27	82.3	572	39.7
14.51 - 15.00	67	8,300,028	3.3	8.77	80.3	565	37.6
15.01 - 15.50	13	1,241,366	0.5	9.22	78.6	562	34.6
15.51 - 16.00	8	862,719	0.3	9.82	72.4	561	33.1
16.01 - 16.50	2	178,098	0.1	10.25	79.2	534	35.9
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
4.51 - 5.50	33	7,086,038	2.9	5.37	79.8	668	44.1
5.51 - 6.00	185	37,515,340	15.1	5.85	80.2	663	43.5
6.01 - 6.50	314	57,491,431	23.2	6.30	79.6	646	41.7
6.51 - 7.00	380	62,518,201	25.2	6.77	81.1	631	41.1
7.01 - 7.50	214	32,285,007	13.0	7.28	81.8	614	41.4
7.51 - 8.00	170	28,944,490	11.7	7.79	83.0	602	41.5
8.01 - 8.50	79	11,663,477	4.7	8.27	82.4	573	39.5
8.51 - 9.00	68	8,384,535	3.4	8.78	80.3	565	37.5
9.01 - 9.50	13	1,241,366	0.5	9.22	78.6	562	34.6
9.51 - 10.00	7	778,212	0.3	9.83	72.1	557	33.7
10.01 - 10.50	2	178,098	0.1	10.25	79.2	534	35.9
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
3.00	1,465	248,086,195	100.0	6.83	80.9	629	41.5
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	1,465	248,086,195	100.0	6.83	80.9	629	41.5
Total:	1,465	248,086,195	100.0	6.83	80.9	629	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	1,402	215,768,008	80.3	6.98	80.8	621	41.4
60	218	53,080,827	19.7	6.34	81.6	667	42.0
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
95356	3	952,171	0.4	6.00	82.4	642	40.9
22003	2	930,100	0.3	7.43	82.4	666	44.8
93618	2	902,470	0.3	7.43	85.8	641	23.0
91977	2	883,720	0.3	6.14	80.1	661	34.8
55106	6	853,767	0.3	7.18	76.5	611	38.7
Other	1,605	264,326,606	98.3	6.85	80.9	630	41.6
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 10.00	3	475,283	0.2	7.39	78.6	623	4.8
10.01 - 20.00	28	4,718,864	1.8	7.18	82.3	621	17.3
20.01 - 30.00	190	24,494,340	9.1	7.07	80.1	617	25.8
30.01 - 40.00	456	73,042,182	27.2	6.88	81.0	633	35.8
40.01 - 50.00	744	130,044,513	48.4	6.82	81.1	634	45.5
50.01 - 60.00	199	36,073,652	13.4	6.73	80.7	619	53.0
Total:	1,620	268,848,834	100.0	6.85	80.9	630	41.5

*

Note, for second liens, CLTV is employed in this calculation.